UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): MAY 23, 2005


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



  DELAWARE                          000-02324                    11-1974412
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(State of Other                    (Commission                 (IRS Employer
 Jurisdiction                      File Number)             Identification No.)
of Incorporation)


  35 SOUTH SERVICE ROAD, PLAINVIEW, NEW YORK                        11803
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   (Address of Principal Executive Offices)                       (Zip Code)

                                 (516) 694-6700
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              (Registrant's telephone number, including area code)

                                       N/A


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     (a) On May 23, 2005, Aeroflex Test Solutions Limited ("ATS"), a subsidiary of the Registrant, and UbiNetics Holdings Limited ("UHL") entered into a Sale and Purchase Agreement (the "Purchase Agreement") of even date pursuant to which ATS purchased from UHL all of the stock of UbiNetics Limited ("UL"), as well certain assets located in India, Japan and Hong Kong, all of which constitute UHL's test and measurement business. Pursuant to the Purchase Agreement, ATS paid to UHL (pound)44 million (approximately $81 million) net of cash remaining at UL for the test and measurement business and UHL has the ability to earn up to an additional (pound)2.1 million (approximately $4 million) depending upon the actual level of sales and gross margin of the purchased test and measurement business in excess of approximately $40 million for the Registrant's fiscal year ending June 30, 2006. In connection with the Purchase Agreement, the Registrant entered into a Deed of Guarantee of even date pursuant to which the Registrant has guaranteed the obligations of ATS under the Purchase Agreement. There is no material relationship between the Registrant and its affiliates and any of the parties other than the Purchase Agreement, Deed of Guarantee and other ancillary non-material agreements entered into contemporaneously with the Purchase Agreement.

     The Purchase Agreement and Deed of Guarantee are attached as Exhibits 10.1 and 10.2 to this Form 8-K.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On May 23, 2005, the Registrant, through its ATS subsidiary, acquired from UHL all of the stock of UbiNetics Limited and assets located in India, Japan and Hong Kong, all of which constitute UHL's test and measurement business. The assets owned by UL consist primarily of intellectual property owned by or licensed to UL, computer equipment, technical equipment and office furniture, ATS also acquired the services of the employees that operate the test and measurement business in the United Kingdom. The assets acquired in India, Japan and Hong Kong consist principally of computer equipment and office furniture, as well as the services of employees operating the test and measurement business in those locations.

     For a description of the consideration paid and the relationship between the parties, see Item 1.01, above, which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (a)      Financial Statements of Business Acquired.

          The Registrant will file the financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.



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          (b)      Pro Forma Financial Information.

          The Registrant will file the financial information required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

          (c)      Exhibits.

          10.1 Sale and Purchase Agreement dated May 23, 2005 between UbiNetics Holdings Limited and Aeroflex Test Solutions Limited

          10.2  Deed  of  Guarantee   dated  May  23,  2005   between   Aeroflex
          Incorporated and UbiNetics Holdings Limited



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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                AEROFLEX INCORPORATED

                                                By:   /s/ Michael Gorin
                                                   ---------------------
                                                Name:  Michael Gorin
                                                Title: Vice Chairman

Date:  May  26, 2005


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